UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                 August 18, 2005
                        (Date of earliest event reported)

                          ----------------------------

                             GLOBAL PHARMATECH, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

             33-0976805                                  33-0976805
      (Commission File Number)                         (IRS Employer
                                                     Identification No.)

                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
                 (Address of Principal Executive Offices and zip
                                      code)
                                  905-787-8225
                             (Registrant's telephone
                          number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On August 18, 2005 the Registrant entered into a subscription agreement (the "Agreement") with certain non-U.S. persons (the "Investors") for the sale of an aggregate of 800,000 shares of common stock (the "Shares") for aggregate gross proceeds of $960,000 (the "Transaction"). The Transaction is being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

Item 3.02 Unregistered Sales of Equity Securities

      On August 18, 2005, the Registrant entered into the Agreement with the Investors pursuant to which it agreed to issue an aggregate of 800,000 shares of common stock for aggregate gross proceeds of AU$1 million. The Shares have not been and will not be registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Act,
(B) to non-U.S. persons in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S of the Act, (C) pursuant to the resale limitations set forth in Rule 905 of Regulation S, or (D) pursuant to an exemption from registration under the Act provided by Rule 144. The net proceeds from the Transaction will be used for working capital and general corporate purposes.

      The foregoing descriptions of the Agreement is merely a summary, and is not intended to be complete. The Agreement is filed as an exhibit to this Form 8-K, and the full text of such exhibit is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.       Description

10.1              Subscription Agreement, dated August 18, 2005

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBAL PHARMATECH, INC.


Date:  September 12, 2005           By: /s/ Xiaobo Sun
                                       ------------------------------------
                                       Name:  Xiaobo Sun
                                       Title: President and Chief Executive
                                              Officer